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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 14, 2003



                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       1-15223                       76-0453392
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(State or Other                 (Commission                    (IRS Employer
Jurisdiction of                 File Number)                Identification No.)
Incorporation)



                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 596-2236


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On November 14, 2003 we amended the terms of our term loan and revolving credit facility with CapitalSource Finance LLC. This amendment provides for the following: (i) an increase to our term loan of $0.3 million and an extension of the maturity date of our term loan from January 25, 2004 to January 25, 2006,
(ii) an extension of the maturity of our revolving credit facility from January 25, 2005 to January 25, 2006, (iii) a permanent increase to the advance rate on eligible receivables of Wise Optical from 80% to 85%, (iv) a temporary increase to the advance rate on Wise Optical eligible inventory from 50 to 55% through March 31, 2004, (v) access to a $0.7 million temporary over-advance bearing interest at prime plus 5 1/2%, which is to be repaid in full by March 31, 2004, and is guaranteed by Palisade Concentrated Equity Partnership, LP (vi) a waiver of our non-compliance with the minimum fixed charge ratio financial covenant through March 31, 2004 and (v) an increase in our minimum tangible net worth financial covenant from $(27) million to ($10) million. In connection with this amendment, we agreed to pay CapitalSource $80,000 in financing fees. The amendment also includes an additional $150,000 termination fee if we terminate the revolving credit facility prior to December 31, 2004. Additionally, if we terminate the revolving credit facility pursuant to a refinancing with another commercial financial institution, we shall pay CapitalSource, in lieu of a termination fee, a yield maintenance amount. The yield maintenance amount shall mean an amount equal to the difference between (i) the all-in effective yield which could be earned on the revolving balance through January 25, 2006, and
(ii) the total interest and fees actually paid to CapitalSource on the revolving credit facility prior to the termination date or date of prepayment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         10.1 Waiver and Second Amendment, dated as of November 14, 2003, to the Amended and Restated Revolving Credit, Term Loan and Security Agreement, originally dated as of January 25, 2003, by and between the Registrant, OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc. and CapitalSource Finance LLC.

         10.2 Term Note B, dated November 14, 2003, by and between the Registrant, OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc. (individually and collectively as borrower) and CapitalSource Finance LLC (as lender).

         10.3 Guaranty Agreement dated November 14, 2003 by and between Palisade Concentrated Equity Partnership, L.P., the Registrant, PrimeVision Health, Inc., OptiCare Eye Health Centers, Inc., OptiCare Acquisition Corp., and CapitalSource Finance LLC.

         99.1     The Registrant's Press Release dated November 17, 2003.

              This press release is being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 17, 2003, the Registrant issued a press release to report its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished pursuant to this Item 12 as Exhibit 99.1 to this current report on Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               OPTICARE HEALTH SYSTEMS, INC.
                               (Registrant)


                               /s/ William A. Blaskiewicz
                               --------------------------
Date: November 19, 2003        Name: William A. Blaskiewicz
                               Title: Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number         Description
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10.1           Waiver and Second Amendment, dated as of November 14, 2003, to the Amended and Restated Revolving Credit, Term Loan and Security
               Agreement, originally dated as of January 25, 2003, by and between the Registrant, OptiCare Eye Health Centers, Inc.,
               PrimeVision Health, Inc. and CapitalSource Finance LLC.

10.2 Term Note B, dated November 14, 2003, by and between the Registrant, OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc. (individually and collectively as borrower) and CapitalSource Finance LLC (as lender).

10.3 Guaranty Agreement dated November 14, 2003 by and between Palisade Concentrated Equity Partnership, L.P., the Registrant, PrimeVision Health, Inc., OptiCare Eye Health Centers, Inc., OptiCare Acquisition Corp., and CapitalSource Finance LLC.


99.1           The Registrant's Press Release dated November 17, 2003.